RF BUSINESS OF WOLFSPEED, INC. COMBINED FINANCIAL STATEMENTS AS OF JUNE 25, 2023 AND FOR THE FISCAL YEAR ENDED JUNE 25, 2023

2 Index to Combined Financial Statements Combined Balance Sheet as of June 25, 2023 5 Combined Statement of Operations for the year ended June 25, 2023 6 Combined Statement of Equity for the year ended June 25, 2023 7 Combined Statement of Cash Flows for the year ended June 25, 2023 8 Notes to Combined Financial Statements 9

GT.COM Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors Wolfspeed, Inc. Opinion We have audited the combined financial statements of the RF Business of Wolfspeed, Inc. (the “Company”), which comprise the combined balance sheet as of June 25, 2023, and the related combined statements of operations, equity, and cash flows for the year then ended, and the related notes to the financial statements. In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of the Company as of June 25, 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audit of the combined financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error. In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are issued. Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS GRANT THORNTON LLP 75 State Street, 13th Floor Boston, MA 02109 D +1 617 723 7900 F +1 617 723 3640

misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Boston, Massachusetts December 26, 2023

5 RF BUSINESS OF WOLFSPEED, INC. COMBINED BALANCE SHEET in millions of U.S. Dollars June 25, 2023 Assets Current assets: Accounts receivable, net $ 23.2 Inventories 66.5 Prepaid expenses and other current assets 4.4 Total current assets 94.1 Long-term assets: Property and equipment, net 43.1 Intangible assets, net 6.1 Right-of-use assets 6.7 Total assets $ 150.0 Liabilities and Equity Current liabilities: Accounts payable and accrued expenses $ 31.2 Accrued contract liabilities 4.0 Current lease liabilities 1.6 Accrued accounting and legal fees 7.1 Other current liabilities 1.0 Total current liabilities 44.9 Long-term liabilities: Non-current lease liabilities 5.3 Total long-term liabilities 5.3 Equity: Net Parent investment 99.8 Total equity 99.8 Total liabilities and equity $ 150.0 The accompanying notes are an integral part of the combined financial statements

6 RF BUSINESS OF WOLFSPEED, INC. COMBINED STATEMENT OF OPERATIONS Fiscal Year Ended in millions of U.S. Dollars June 25, 2023 Revenue, net $ 163.7 Cost of revenue, net 132.5 Gross profit 31.2 Operating expenses: Research and development 66.0 Sales, general and administrative 54.7 Project and transaction costs 15.5 Operating loss (105.0) Non-operating expense, net 0.3 Loss before income taxes (105.3) Income tax expense 0.2 Net loss $ (105.5) The accompanying notes are an integral part of the combined financial statements

7 RF BUSINESS OF WOLFSPEED, INC. COMBINED STATEMENT OF EQUITY in millions of U.S. Dollars Total Equity Balance at June 26, 2022 $ 120.1 Net loss (105.5) Net Parent investment 85.2 Balance at June 25, 2023 $ 99.8 The accompanying notes are an integral part of the combined financial statements.

8 RF BUSINESS OF WOLFSPEED, INC. COMBINED STATEMENT OF CASH FLOWS Fiscal Year Ended in millions of U.S. Dollars June 25, 2023 Operating activities: Net loss $ (105.5) Adjustments to reconcile net loss to cash used in operating activities: Depreciation and amortization 16.7 Stock-based compensation 18.8 Changes in operating assets and liabilities: Accounts receivable, net 9.1 Inventories (11.3) Prepaid expenses and other assets 3.0 Accounts payable, trade 1.0 Accrued salaries and wages and other liabilities 7.4 Accrued contract liabilities 0.9 Cash used in operating activities (59.9) Investing activities: Purchases of property and equipment (4.8) Purchases of patent and licensing rights (1.7) Cash used in investing activities (6.5) Financing activities: Transfer from Parent 66.4 Cash provided by financing activities 66.4 Net change in cash and cash equivalents — Cash and cash equivalents, beginning of period — Cash and cash equivalents, end of period $ — The accompanying notes are an integral part of the combined financial statements

9 RF BUSINESS OF WOLFSPEED, INC. NOTES TO COMBINED FINANCIAL STATEMENTS Note 1 Business 10 Note 2 Basis of Presentation and Summary of Significant Accounting Policies 10 Note 3 Revenue Recognition 15 Note 4 Leases 16 Note 5 Financial Statement Details 17 Note 6 Intangible Assets 18 Note 7 Stock-Based Compensation 19 Note 8 Income Taxes 20 Note 9 Related Party Transactions 21 Note 10 Concentrations of Credit Risk 22 Note 11 Subsequent Events 22

10 Note 1 – Business The radio-frequency business (the "RF Business" or the "Company") was a product line of Wolfspeed, Inc. ("Wolfspeed" or "Parent"). The RF Business specializes in radio-frequency ("RF") devices which are used in military communications, radar, satellite and telecommunication applications. On December 2, 2023, Wolfspeed completed the sale of the RF Business to MACOM Technology Solutions Holdings, Inc. ("MACOM") in exchange for cash, subject to a customary purchase price adjustment, and shares of MACOM common stock. RF devices consist of gallium nitride ("GaN") based die, high-electron mobility transistors (HEMTs), monolithic microwave integrated circuits (MMICs), and laterally diffused metal oxide semiconductor field effect power transistors (MOSFETs) that are optimized for next generation telecommunications infrastructure, military and other commercial applications. RF devices are made from silicon, silicon carbide and GaN and can provide improved efficiency, bandwidths and frequency of operation as compared to silicon or gallium arsenide (GaAs). Note 2 – Basis of Presentation and Summary of Significant Accounting Policies Fiscal Year The Company's fiscal year is a 52- or 53-week period ending on the last Sunday in the month of June. The 2023 fiscal year was a 52-week fiscal year. Basis of Presentation These combined financial statements reflect the historical financial position, results of operations and cash flows of the RF Business for the period presented on a “standalone” basis and as historically managed by Wolfspeed. The combined financial statements have been derived from the consolidated financial statements and accounting records of Wolfspeed using the historical results of operations and historical basis of assets and liabilities of the RF Business on a “carve-out basis” and reflect Wolfspeed’s net investment in the RF Business. The RF Business’ combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The combined financial statements may not be indicative of the RF Business’ future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as a standalone company during the period presented. The combined statement of operations includes expense allocations for certain corporate and shared services expenses provided by Wolfspeed on a centralized basis, including, but not limited to, research and development, sales expenses, accounting shared services, finance, supply chain, human resources, information technology, insurance, employee benefits, legal, and other expenses that are either specifically identifiable or clearly applicable to the RF Business. These expenses have been allocated to the RF Business on the basis of direct usage when identifiable, with the remainder allocated on a pro rata basis using an applicable measure of headcount, revenue, or other allocation methodologies that are considered to be a reasonable reflection of the utilization of services provided or the benefit received by the RF Business during the period presented. However, the expense allocations may not be indicative of the actual expense that would have been incurred had the RF Business operated as an independent, stand-alone company, nor are they indicative of the RF Business’ future expenses. Actual costs that may have been incurred if the RF Business had been a standalone company would have depended on a number of factors, including the organizational structure, whether functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Going forward, the RF Business may perform these functions using its own or MACOM's resources or outsourced services. See Note 9, “Related Party Transactions,” for further information. Wolfspeed utilizes a centralized approach to cash management and financing of its operations. The cash and equivalents held by Wolfspeed at the corporate level are not specifically identifiable to the RF Business and therefore have not been reflected in the Company's combined balance sheet. Cash transfers between Wolfspeed and the Company are accounted for through net Parent investment as a component of equity. There were no cash and cash equivalents in the combined balance sheet held by or amounts otherwise attributable to the RF Business. The combined financial statements include certain assets and liabilities that have historically been held at the Wolfspeed corporate level but are specifically identifiable or otherwise attributable to the RF Business. Wolfspeed’s third-party long-term debt and the related interest expense have not been allocated to the RF Business for the period presented because the Company was not the legal obligor of such debt. The combined balance sheet statement reflects all of the assets and liabilities that are specifically identifiable as being directly attributable to the RF Business, including net Parent investment as a component of equity. Because a direct ownership

11 relationship did not exist in the RF Business, a net Parent investment is shown in lieu of shareholders’ equity in the financial statements. Net Parent investment represents Wolfspeed’s historical investment in the RF Business and includes accumulated net loss attributable to the RF Business and the net effect of transactions with Wolfspeed and its subsidiaries. All intercompany transactions within the RF Business have been eliminated. All transactions between the RF Business and Wolfspeed have been included in these combined financial statements. The total net effect of the settlement of the transactions between the RF Business and Wolfspeed, exclusive of those historically settled in cash, is reflected in the combined statement of cash flows in cash flows from financing activities as net transfers from Parent and in the combined balance sheet as net Parent investment. For those transactions between the RF Business and Wolfspeed that were historically settled in cash, the RF Business has reflected such balances in the combined balance sheet as due from related parties or due to related parties. There were no outstanding balances between the RF Business and Wolfspeed that were historically settled in cash as of June 25, 2023. Refer to Note 9, “Related Party Transactions,” for further information. Use of Estimates The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and the disclosure of contingent assets and liabilities. The RF Business evaluates its estimates on an ongoing basis, including those related to revenue recognition, valuation of inventories, tax related contingencies, valuation of stock-based compensation, valuation of long-lived and intangible assets, other contingencies and litigation, among others. Estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ materially from those estimates. Accounts Receivable For product revenue, customers are typically invoiced at the time of shipment for the sales order value of products shipped. Accounts receivable are recognized at the invoiced amount and are not subject to any interest or finance charges. The Company does not have any off-balance sheet credit exposure related to any of its customers. Allowance for Doubtful Accounts Expected credit losses for receivables are evaluated on a collective (pool) basis and aggregated on the basis of similar risk characteristics. These aggregated risk pools are reassessed at each measurement date. A combination of factors is considered in determining the appropriate estimate of expected credit losses, including broad-based economic indicators as well as customers' financial strength, credit standing, payment history and any historical defaults. Inventories Inventories are stated at the lower of cost or net realizable value, with cost determined on a first-in, first-out (FIFO) method or an average cost method. Inventory balances are written down for estimates of excess and obsolete amounts. These write-downs are recognized as a component of cost of revenue. Property and Equipment Property and equipment are stated at cost and depreciated on a straight-line basis over the assets’ estimated useful lives. Leasehold improvements are amortized over the lesser of the asset life or the term of the related lease. In general, the RF Business’ policy for useful lives is as follows: Furniture and fixtures 5 years Buildings and building improvements 5 to 40 years Machinery and equipment 3 to 10 years Vehicles 5 years Computer hardware/software 3 to 5 years Leasehold improvements Shorter of estimated useful life or lease term Expenditures for repairs and maintenance are charged to expense as incurred. The costs for major renewals and improvements are capitalized and depreciated over their estimated useful lives. The cost and related accumulated depreciation of the assets are removed from the accounts upon disposition and any resulting gain or loss is reflected in operating income.

12 Long-lived assets are considered to be abandoned after the RF Business has ceased use of such asset and there is no longer intent to use or repurpose the asset in the future. Abandoned long-lived assets are recorded at their salvage value, if any. Shipping and Handling Costs Shipping and handling costs are included in cost of revenue, net in the combined statement of operations and are recognized as a period expense during the period in which they are incurred. Long-Lived Assets Long-lived assets such as property and equipment are reviewed for impairment based on changes in circumstances that indicate their carrying amounts may not be recoverable. In making these determinations, certain assumptions are used, including but not limited to: (1) estimations of the fair market value of the assets and (2) estimations of future cash flows expected to be generated by these assets, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company's operations and estimated salvage values. Intangible Assets The Company's intangible assets consist of patent rights. Patent rights reflect costs incurred by the Company in applying for and maintaining patents owned by the Company and costs incurred in purchasing patents and related rights from third parties. The Company patents on a straight-line basis over the expected useful life of the associated patent rights, which is generally 20 years from the date of the patent application or the license period to the expiry date, subject to any applicable patent term adjustments. The Company reviews its capitalized patent portfolio and recognizes impairment charges when circumstances warrant, such as when patents have been abandoned or are no longer being pursued. Contingent Liabilities Contingent liabilities are recognized when it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. Disclosure in the notes to the financial statements is required for loss contingencies that do not meet both these conditions if there is a reasonable possibility that a loss may have been incurred. The costs of defending legal claims against the Company are expensed as incurred. Revenue Recognition Revenue is recognized when control of a good or service promised in a contract (i.e., performance obligation) is transferred to a customer. Control is obtained when a customer has the ability to direct the use of and obtain substantially all of the remaining benefits from that good or service. Substantially all of the Company's revenue is derived from product sales. Revenue is recognized at a point in time based on the Company's evaluation of when the customer obtains control of the products, and all performance obligations under the terms of the contract are satisfied. Sales of products typically do not include more than one performance obligation. A portion of products are sold through distributors. Distributors stock inventory and sell the Company's products to their own customer base, which may include: value added resellers; manufacturers who incorporate the Company's products into their own manufactured goods; or ultimate end users of the Company's products. Revenue is recognized upon shipment of the products to the distributors. This arrangement is often referred to as a “sell-in” or “point-of-purchase” model as opposed to a “sell-through” or “point-of-sale” model, where revenue is deferred and not recognized until the distributor sells the product through to their customer. Master supply or distributor agreements are in place with some customers and contain terms and conditions including, but not limited to, payment, delivery, incentives and warranty. These agreements sometimes require minimum purchase commitments and/or involve potential penalties if a defined supply schedule is not met. If a master supply, distributor or other similar agreement is not in place with a customer, the purchase order, which is governed by the Company's standard terms and conditions, is considered to be the contract governing the relationship with that customer. Pricing terms are negotiated independently on a stand-alone basis. Revenue is measured based on the amount of net consideration to which the Company expects to be entitled to receive in exchange for products or services. Variable consideration is recognized as a reduction of net revenue with a corresponding reserve at the time of revenue recognition, and consists primarily of sales incentives, volume discounts, price concessions and return allowances. Variable consideration is

13 estimated based on contractual terms, historical analysis of customer purchase volumes, or historical analysis using specific data for the type of consideration being assessed. Some of the Company's distributors are provided limited rights that allow them to return a portion of inventory (product exchange rights or stock rotation rights) and receive credits for changes in selling prices (price protection rights) or customer pricing arrangements under the Company's “ship and debit” program or other targeted sales incentives. These estimates are calculated based upon historical experience, product shipment analysis, current economic conditions, on-hand inventory at the distributor, and customer contractual arrangements. The Company believes that it can reasonably and reliably estimate the allowance for distributor credits at the time of sale. Accordingly, estimates for these rights are recognized at the time of sale as a contract liability and a reduction of product revenue. Under the ship and debit program, products are sold to distributors at negotiated prices and the distributors are required to pay for the products purchased within the Company's standard commercial terms. Subsequent to the initial product purchase, a distributor may request a price allowance for a particular part number(s) for certain target customers, prior to the distributor reselling the particular part to that customer. If the Company approves an allowance and the distributor resells the product to the target customer, the Company credits the distributor according to the approved allowance. These credits are applied against the reserve that the Company establishes upon initial shipment of product to the distributor. Leases At lease inception, the Company determines if an arrangement is a lease if the contract involves the use of a distinct identified asset, the lessor does not have substantive substitution rights and the lessee obtains control of the asset throughout the period by obtaining substantially all of the economic benefit of the asset and the right to direct the use of the asset. Depending on the terms, leases are classified as either operating or finance leases. Lease agreements frequently include other services such as maintenance, electricity, security, janitorial and reception services. The Company accounts for the lease and non-lease components in its arrangements as a single lease component. Accounting for Leases as a Lessee Right-of-use assets represent the right to use an underlying asset during the lease term and lease liabilities represent the obligation to make lease payments arising from the lease. Assets and liabilities are recognized based on the present value of lease payments over the lease term. Most leases include one or more options to renew, with renewal terms that can extend the lease term from one to five years or more. The exercise of the renewal option is at the sole discretion of the Company and these options are considered in determining the lease term used to establish its right-of-use assets and lease liabilities. The Company will remeasure its lease liability and adjust the related right-of-use asset upon the occurrence of the following: lease modifications not accounted for as a separate contract; a triggering event that changes the certainty of the lessee exercising an option to renew or terminate the lease, or purchase the underlying asset; a change to the amount probable of being owed by the Company under a residual value guarantee; or the resolution of a contingency upon which the variable lease payments are based such that those payments become fixed. Because most of the Company's leases do not provide an implicit rate, the Company uses Parent's incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. Operating lease expense is generally recognized on a straight-line basis over the lease term. Finance lease assets are generally amortized over the term of the lease. If the finance lease transfers ownership of the underlying asset to the Company or the Company is reasonably certain it will exercise an option to purchase the underlying asset, the finance lease assets are amortized on a straight-line basis over the useful life of the asset. Interest expense on the finance lease liability is recognized using the effective interest rate method and is presented within interest expense on the combined statement of operations. Operating leases with a lease term of 12 months or less are not recorded on the balance sheet. Lease expense for these leases is recognized on a straight-line basis over the lease term. Variable lease payment amounts that cannot be determined at the commencement of the lease, such as increases in lease payments based on changes in index rates, are not included in the right- of-use assets or liabilities. These variable lease payments are expensed as incurred. Advertising The Company expenses the costs of producing advertisements at the time production occurs and expenses the cost of communicating the advertising in the period in which the advertising is used. Advertising costs are included in sales, general and administrative expenses in the combined statement of operations and amounted to approximately $2.0 million for the year ended June 25, 2023.

14 Research and Development Research and development expenses consist primarily of employee salaries and related compensation costs, occupancy costs, consulting costs and the cost of development equipment and supplies. Research and development activities are expensed when incurred. Stock-Based Compensation Certain RF Business employees participate in the stock-based compensation plan sponsored by Wolfspeed. Wolfspeed’s stock- based compensation awards consist of restricted stock units and are based on shares of Wolfspeed’s common stock. As such, the awards to RF Business employees are reflected in net Parent investment within the combined statement of equity at the time they are expensed. Compensation expense for all stock-based payments granted is recognized based on the fair value of Wolfspeed`s shares on the date of grant. Compensation expense is then recognized over the award’s vesting period. The combined statement of operations also includes an allocation of Wolfspeed’s corporate and shared employee stock-based compensation expenses. See Note 7, “Stock-Based Compensation,” for additional information. Taxes The Company accounts for income taxes in accordance with Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 740, Income Taxes (“ASC 740”). Income taxes as presented in the Company’s combined financial statements have been allocated in a manner that is systematic, rational, and consistent with the broad principles of ASC 740. Historically, the Company’s operations have been included in Wolfspeed’s U.S. federal consolidated tax return, certain foreign tax returns, and certain state tax returns. For the purposes of these financial statements, the Company’s income tax provision was computed as if the Company filed separate tax returns (i.e., as if the Company had not been included in the consolidated income tax return group with Wolfspeed). The separate return method applies ASC 740 to the combined financial statements of each member of a consolidated tax group as if the group member were a separate taxpayer. As a result, actual tax transactions included in the consolidated financial statements of Wolfspeed may not be included in these combined financial statements. Further, the Company’s tax results as presented in the combined financial statements may not be reflective of the results that the Company expects to generate in the future. Also, the tax treatment of certain items reflected in the combined financial statements may not be reflected in the consolidated financial statements and tax returns of Wolfspeed. It is conceivable that items such as net operating losses, other deferred taxes, uncertain tax positions and valuation allowances may exist in the combined financial statements that may or may not exist in Wolfspeed’s consolidated financial statements. Since the Company’s results are included in Wolfspeed’s historical tax returns, payments to certain tax authorities are made by Wolfspeed, and not by the Company. For tax jurisdictions where the Company is included with Wolfspeed in a consolidated tax filing, the Company does not maintain taxes payable to or from Wolfspeed and the payments are deemed to be settled immediately with the legal entities paying the tax in the respective tax jurisdictions through changes in net Parent investment. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets are recognized for deductible temporary differences, along with net operating loss carryforwards and credit carryforwards, if it is more likely than not that the tax benefits will be realized. To the extent a deferred tax asset cannot be recognized under the preceding criteria, valuation allowances are established. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Taxes payable which are not based on income are accrued ratably over the period to which they apply. For example, payroll taxes are accrued each period end based upon the amount of payroll taxes that are owed as of that date, whereas taxes such as property taxes and franchise taxes are accrued over the fiscal year to which they apply if paid at the end of a period, or they are amortized ratably over the fiscal year if they are paid in advance. Foreign Currency Translation All of the Company's operations have a U.S. Dollar functional currency and therefore no foreign currency translation adjustments are recognized in other comprehensive loss. The Company transacts business in currencies other than the U.S. Dollar and, as such, experiences varying amounts of foreign currency exchange gains and losses.

15 Net Parent Investment Net Parent investment in the combined balance sheet represents Wolfspeed’s historical investment in the RF Business, the accumulated net earnings after taxes and the net effect of the transactions with and allocations from Wolfspeed. See the Basis of Presentation section above and Note 9, “Related Party Transactions,” for additional information. Recently Adopted Accounting Pronouncements None. Recently Issued Accounting Pronouncements Pending Adoption None. Note 3 – Revenue Recognition The Company follows a five-step approach for recognizing revenue, consisting of the following: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the entity satisfies a performance obligation. Contract liabilities primarily include a reserve on the Company's "ship and debit" program, which allows distributors to request a price allowance on particular products for certain target customers. In addition, contract liabilities include various rights of return and customer deposits. Contract liabilities were $4.0 million as of June 25, 2023. Practical Expedients and Exemptions The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less. Incidental contract costs that are not material in context of the delivery of products are expensed as incurred. Sales commissions are expensed when the amortization period is less than one year. Contract assets, such as costs to obtain or fulfill contracts, are an insignificant component of the Company's revenue recognition process. The majority of the fulfillment costs as a manufacturer consist of inventory, fixed assets, and intangible assets, all of which are accounted for under the respective guidance for those asset types. The accounts receivable balance represents the Company's unconditional right to receive consideration from its customers with contracts. Payments are typically due within 30 days of the completion of the performance obligation and invoicing, and therefore do not contain significant financing components. Sales tax, value-added tax, and other taxes collected concurrent with revenue-producing activities are excluded from revenue, and shipping and handling costs are treated as fulfillment activities and are included in cost of revenue in the combined statement of operations.

16 Geographic Information The Company conducts business in several geographic areas. Revenue is attributed to a particular geographic region based on the shipping address for the products. Disaggregated revenue from external customers by geographic area is as follows: Fiscal Year Ended June 25, 2023 (in millions of U.S. Dollars) Revenue % Hong Kong $ 54.8 33.5 % United States 52.0 31.8 % Asia Pacific (excluding China and Hong Kong) 30.0 18.3 % Europe 19.8 12.1 % China 6.4 3.9 % Other 0.7 0.4 % Total $ 163.7 Note 4 – Leases The Company primarily leases manufacturing and office spaces. Lease agreements frequently include renewal provisions and require the Company to pay real estate taxes, insurance and maintenance costs. Variable costs include lease payments that were volume or usage-driven in accordance with the use of the underlying asset, as well as non-lease components incurred with respect to actual terms rather than contractually fixed amounts. For details on the lease policies, see the significant accounting policy disclosures in Note 2, “Basis of Presentation and Summary of Significant Accounting Policies." The Company's finance lease obligation relates to manufacturing equipment. Balance Sheet Lease assets and liabilities and the corresponding balance sheet classifications are as follows (in millions of U.S. Dollars): Operating Leases: June 25, 2023 Right-of-use assets $ 6.7 Current lease liabilities 1.5 Non-current lease liabilities 5.3 Total operating lease liabilities 6.8 Finance Leases: Finance lease asset(1) 0.1 Current portion of finance lease liability(2) 0.1 Finance lease liability, less current portion — Total finance lease liability 0.1 (1) Within property and equipment, net on the combined balance sheet. (2) Within current lease liabilities on the combined balance sheet.

17 Statement of Operations Operating lease expense was $1.8 million in fiscal year 2023. Cash Flows Cash flow information consisted of the following (1): Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 Cash paid for operating leases $ 1.6 (1) See Note 5, "Financial Statement Details," for non-cash activities related to leases. Lease Liability Maturities Maturities of operating and finance lease liabilities as of June 25, 2023 were as follows (in millions of U.S. Dollars): Fiscal Year Ending Operating Leases Finance Leases Total June 30, 2024 $ 1.8 $ 0.1 $ 1.9 June 29, 2025 1.8 — 1.8 June 28, 2026 1.8 — 1.8 June 27, 2027 1.3 — 1.3 June 26, 2028 0.7 — 0.7 Total lease payments 7.4 0.1 7.5 Imputed lease interest (0.6) — (0.6) Total lease liabilities $ 6.8 $ 0.1 $ 6.9 Supplemental Disclosures Operating Leases Finance Leases Weighted average remaining lease term (in months) 51 2.6 Weighted average discount rate 4.20% 6.23 % Note 5 – Financial Statement Details Accounts Receivable, net Accounts receivable, net consisted of the following: (in millions of U.S. Dollars) June 25, 2023 Billed trade receivables $ 23.2 Royalties 0.1 23.3 Allowance for bad debts (0.1) Accounts receivable, net $ 23.2 Inventories Inventories consisted of the following: (in millions of U.S. Dollars) June 25, 2023 Raw material $ 11.7 Work-in-progress 47.8 Finished goods 7.0 Inventories $ 66.5

18 Property and Equipment, net Property and equipment, net consisted of the following: (in millions of U.S. Dollars) June 25, 2023 Machinery and equipment $ 147.9 Computer hardware/software 5.1 Furniture and fixtures 0.6 Leasehold improvements and other 2.9 Tooling 2.2 Finance lease asset 0.1 Construction in progress 2.3 Property and equipment, gross 161.1 Accumulated depreciation (118.0) Property and equipment, net $ 43.1 Depreciation of property and equipment totaled $16.1 million for the year ended June 25, 2023. Accounts Payable and Accrued Expenses Accounts payable and accrued expenses consisted of the following: (in millions of U.S. Dollars) June 25, 2023 Accounts payable, trade $ 15.2 Accrued salaries and wages 14.1 Accrued expenses 1.9 Accounts payable and accrued expenses $ 31.2 Statement of Cash Flows - non-cash activities Fiscal Year Ended June 25, 2023 Lease asset and liability additions $0.1 Lease asset and liability modifications, net of lease terminations 0.4 Note 6 – Intangible Assets Intangible assets, net included the following: June 25, 2023 (in millions of U.S. Dollars) Gross Accumulated Amortization Net Patent and licensing rights $ 10.5 $ (4.4) $ 6.1 Total amortization of patents and licensing rights was $0.6 million for the fiscal year ended June 25, 2023.

19 Total future amortization expense of intangible assets is estimated to be as follows: (in millions of U.S. Dollars) Fiscal Year Ending Total June 30, 2024 $ 0.7 June 29, 2025 0.5 June 28, 2026 0.4 June 27, 2027 0.4 June 26, 2028 0.3 Thereafter 3.8 Total future amortization expense $ 6.1 Note 7 – Stock-Based Compensation Overview of Employee Stock-Based Compensation Plans For the period ended June 25, 2023, Wolfspeed sponsored one equity-based compensation plan, the 2013 Long-Term Incentive Compensation Plan (2013 LTIP), from which stock-based compensation awards could be granted to employees and directors. The 2013 LTIP provides for awards in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards. Stock-based awards can be either service-based or performance-based. Performance-based conditions are generally tied to future financial and/or operating performance of Wolfspeed and/or external based market metrics. The compensation expense with respect to performance-based grants is recognized if Wolfspeed believes it is probable that the performance condition will be achieved. The probability of the achievement of the performance condition is reassessed at each reporting period, and compensation expense is adjusted for subsequent changes in the estimate or actual outcome. As with non-performance based awards, compensation expense is recognized over the vesting period. The vesting period runs from the date of grant to the expected date that the performance objective is likely to be achieved. For performance awards with market conditions, the grant date fair value is estimated using the Monte Carlo valuation model and the awards are expensed over the vesting period regardless of whether the market condition is ultimately satisfied. Wolfspeed also has an Employee Stock Purchase Plan (ESPP) that provides employees with the opportunity to purchase common stock at a discount. The ESPP limits employee contributions to 15% of each employee’s compensation (as defined in the plan) and allows employees to purchase shares at a 15% discount, subject to IRS limitations. The ESPP provides for a twelve-month participation period, divided into two equal six-month purchase periods, and also provides for a look-back feature. At the end of each six-month period in April and October, participants purchase Wolfspeed’s common stock through the ESPP at a 15% discount to the fair market value of the common stock on the first day of the twelve-month participation period or the purchase date, whichever is lower. The plan also provides for an automatic reset feature to start participants on a new twelve-month participation period if the fair market value of common stock declines during the first six-month purchase period. Certain employees of the RF Business are covered by the Wolfspeed sponsored share-based compensation arrangements. The share-based compensation expense has been derived from the equity awards granted by Wolfspeed to the RF Business’ employees who are specifically identified in the plans as well as an allocation of expense related to corporate employees of Wolfspeed. The share-based compensation is treated as a capital contribution from Wolfspeed in the combined financial statements. All awards granted under these share-based compensation plans are based on Wolfspeed’s common stock and are not indicative of the results that the RF Business would have experienced as a separate, independent public company for the periods presented. The compensation expense is based on the fair value of share-based awards which is recognized as compensation expense over the requisite service period of the individual grantees, which generally equals the vesting period. The awards are settled by Wolfspeed.

20 Total stock-based compensation expense was classified in the combined statement of operations as follows: Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 Cost of revenue, net $ 3.7 Research and development 5.8 Sales, general and administrative 9.3 Total stock-based compensation expense $ 18.8 Of the total stock-based compensation expense recognized by the Company for the fiscal year ended June 25, 2023, $10.7 million, related directly to RF Business employees and $8.1 million related to allocations of Wolfspeed’s corporate and shared employee stock-based compensation expenses. Note 8 – Income Taxes For purposes of the combined financial statements, income taxes have been calculated as if the Company files income tax returns on a standalone basis. The Company’s U.S. and foreign operations historically have been included in the tax returns of Parent or its subsidiaries. The Company believes the assumptions supporting its allocation and presentation of income taxes on a separate return basis are reasonable. However, the Company’s tax results, as presented in the combined financial statements, may not be reflective of the results that the Company expects to generate in the future. For purposes of the combined financial statements, the Company has not recognized certain deferred tax assets, representing tax-only attributes, generated within Parent’s consolidated group in fiscal years prior to the fiscal year ended June 25, 2023. The Company considers its presentation reasonable as such attributes including, but not limited to, historical carryforwards of U.S. Federal and U.S. State net operating losses and income tax credits, did not convey to MACOM. Additionally, the Company has not considered the disallowance of executive compensation under Section 162(m) of the Internal Revenue Code in the combined financial statements as, based on the employees acquired in the transaction, a disallowance is not expected to occur in the Company’s operations. The income tax provision is based on income before income taxes reported for financial statement purposes. The components of income (loss) before income taxes, based on tax jurisdiction, are as follows: Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 Domestic $ (106.0) Foreign 0.7 Loss before income taxes $ (105.3) The income tax provision consists of the following: Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 Current tax expense / (benefit) U.S. Federal and State/Local $ — International 0.2 Total current tax expense / (benefit) 0.2 Deferred tax expense / (benefit) U.S. Federal and State/Local — International — Net deferred tax expense / (benefit) — Income tax provision $ 0.2

21 For the period ending June 25, 2023, the effective tax rate of the Company was (0.2)%. The provision for income taxes differed from the amounts computed by applying the U.S. federal income tax rate of 21% to pre-tax income due to the effects of state taxes and research and development credits, all of which were offset by a valuation allowance except for certain foreign earnings. The Company has elected to account for the global intangible low-taxed income (“GILTI”) as a period cost. The temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities of the Company as of June 25, 2023 include net operating losses, federal research credits, compensation accruals, uniform capitalization of inventory, plant and equipment, basis differences in intangible assets, capitalized research and development costs, stock compensation, and right-of-use assets and lease liabilities. The Company weighs all available evidence, both positive and negative, to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets by jurisdiction. The Company has concluded that it is necessary to recognize a full valuation allowance of $86.4 million against its U.S. deferred tax assets as of June 25, 2023. For the fiscal year ended June 25, 2023, the Company increased the U.S. valuation allowance by $24.7 million largely due to net operating loss generated in the current period. U.S. GAAP requires a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is cumulatively more than 50% likely to be realized upon ultimate settlement. The Company's policy is to include interest and penalties related to unrecognized tax benefits within the income tax expense (benefit) line item in the consolidated statements of operations. As of June 25, 2023, the Company’s liability for unrecognized tax benefits was $0.4 million. During the fiscal year ended June 25, 2023, the Company recognized a $0.4 million increase to the liability for unrecognized tax benefits due to an increase in generated research and development credits. If any portion of the $0.4 million is recognized, the Company will then include that portion in the computation of its effective tax rate. Although the ultimate timing of the resolution and/or closure of audits is highly uncertain, the Company does not believe it is reasonably possible that any of the gross unrecognized tax benefits will change in the next 12 months as a result of statutory requirements or settlement with tax authorities. The Company provides for income taxes on the earnings of foreign subsidiaries unless the subsidiaries’ earnings are considered indefinitely reinvested outside the United States. The Company has not provided income taxes on the undistributed foreign earnings as the Company continues to maintain its intention to reinvest these earnings in foreign operations indefinitely. Parent files U.S. federal, U.S. state and foreign tax returns that have historically include the Company's operations. For U.S. federal purposes, Wolfspeed is generally no longer subject to tax examinations for fiscal years prior to 2018. For U.S. state tax returns, Wolfspeed is generally no longer subject to tax examinations for fiscal years prior to 2019. For foreign purposes, Wolfspeed is generally no longer subject to examination for tax periods prior to 2013. Certain carryforward tax attributes generated in prior years remain subject to examination, adjustment and recapture. Note 9 – Related Party Transactions The combined financial statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Wolfspeed. The following discussion summarizes activity between the RF Business and Wolfspeed (and its affiliates that are not part of the sale transaction). Allocation of General Corporate and Other Expenses The combined statement of operations includes expenses for certain centralized functions and other programs provided and administered by Wolfspeed that are charged directly to the RF Business. In addition, for purposes of preparing these combined financial statements on a carve-out basis, a portion of Wolfspeed’s total corporate expenses has been allocated to the Company. See Note 2, “Basis of Presentation and Summary of Significant Accounting Policies,” for a discussion of the methodology used to allocate corporate-related costs for purposes of preparing these financial statements on a carve-out basis. The financial information in these combined financial statements does not necessarily reflect the expenses the RF Business would have incurred if it had been a standalone company for the period presented. Wolfspeed has historically provided the RF Business certain services, including, but not limited to research and development, sales expenses, accounting shared services, finance, supply chain, human resources, information technology, insurance, employee benefits, legal, and other expenses. The

22 Company’s combined financial statements reflect an allocation of these costs. When specific identification is not practicable, a proportional cost method is used. The following table is a summary of corporate and other allocations for the year ended June 25, 2023: Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 Research and development $ 8.2 Sales, general and administrative 32.9 Corporate and other allocations $ 41.1 Net Transfers To and From Wolfspeed Net transfers to and from Wolfspeed are included within net Parent investment on the combined statement of equity. The components of the transfers to and from Wolfspeed during the year ended June 25, 2023 were as follows: Fiscal Year Ended (in millions of U.S. Dollars) June 25, 2023 General financing activities $ 25.3 Corporate allocations 41.1 Stock compensation expense 18.8 Total net transfers from Parent $ 85.2 Note 10 - Concentrations of Credit Risk Financial instruments, which may subject the Company to a concentration of risk, consist principally of accounts receivable. The Company sells its products on account to manufacturers, distributors and others worldwide and generally requires no collateral. For the fiscal year ended June 25, 2023, two customers represented 41% and 11% of revenue, respectively. No other customers individually accounted for more than 10% of revenue for the fiscal year ended June 25, 2023. One customer accounted for 44% of the accounts receivable balance as of June 25, 2023, respectively. No other customers accounted for more than 10% of the accounts receivable balance as of June 25, 2023. Note 11 - Subsequent Events The combined financial statements of the Company are derived from the consolidated financial statements of Wolfspeed which issued its financial statements for the year ended June 25, 2023 on August 23, 2023. Accordingly, the Company has evaluated transactions or other events for consideration as recognized subsequent events in the annual financial statements through December 26, 2023. Additionally, the RF Business has evaluated transactions and other events that occurred through the issuance of these combined financial statements on December 26, 2023, for purposes of disclosure of unrecognized subsequent events. On December 2, 2023, Wolfspeed completed the sale of the RF Business to MACOM.